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                                                                   EXHIBIT 10.4


                                      ILFC

                    INTERNATIONAL LEASE FINANCE CORPORATION



November 6, 1996

Mr. Rick Hammond
Chief Financial Officer
INTERNATIONAL AIRCRAFT INVESTORS
3655 Torrance Blvd., Suite 410
Torrance, CA  90503

Re:  Asset Value Guarantees

Dear Rick:

In connection with the aircraft lease transactions from International Lease Finance Corporation ("ILFC") by International Aircraft Investors ("IAI"), ILFC has provided Asset Value Guarantees ("AVG's") in various amounts to facilitate financing for IAI acquisitions.

As has been our practice with IAI purchases from ILFC, each AVG remains with the aircraft while owned by IAI, including any subsequent release or refinance period.

This is to confirm our agreement to continue the existing AVG's for up to 10 years following IAI's purchase from ILFC.

Any continuation beyond 10 years would be subject to negotiation.



Very truly yours,

/s/ Alan H. Lund

Alan H. Lund
Executive Vice President
and Chief Financial Officer